Investor Deck February - March, 2018 Exhibit 99.1

Table of contents Topic Page # Profile 3-8 Net Interest Income and Asset Sensitivity 9-14 Fee Income and Efficiencies 15-21 Balance Sheet 22-28 Credit 29-31 Capital and Liquidity 32-36 Long-term Targets and 2017 Expectations 37-40 Non-GAAP and Forward Looking Statements 41-46 2

Profile 3

Regions aims to be the premier regional financial institution in America Line of Business Coverage Alabama – 204 Louisiana – 98 Arkansas – 75 Mississippi – 117 Florida – 314 Missouri – 56 Georgia – 117 North Carolina – 6 Illinois – 46 South Carolina – 24 Indiana – 50 Tennessee – 209 Iowa – 8 Texas – 71 Kentucky – 11 Ranked 16th Nationally in Total Deposits(2) Corporate Banking Business Capital Capital Markets Dealer Finance Equipment Finance Government/Institutional Specialized Industry Institutional Services Insurance Private Wealth Real Estate Corporate Banking Commercial Banking • • • • • • • • • • • • Branch Locations by State (1) Our banking franchise Birmingham, Alabama (1) Full Service branches as of 12/31/2017 (2) Source: SNL Financial as of 06/30/2017 4

Strength of our markets 5 Market Rank in Core States 80% of total deposits are in our core states Alabama - Mississippi - Florida Louisiana - Tennessee - Arkansas 80% High Market Share, High Growth Markets Source: SNL Financial As of 6/30/2017 FDIC summary

Strength of our markets - our 15 state footprint 6 1. Source: Bureau of Labor Statistics through March 2017; Data pulled May 2, 20172. Source: Automotive News Light Vehicle Production by state for 2016 3. Source: U.S. Census Bureau 4. Based on Total Domestic Shipping Tonnage by state; U.S. Army Corps of Engineers, as of 2015 5. Bureau of Economic Analysis; non-durable goods is as a percent of the non-durable good subcomponent of GDP, as of 2015 Of all new jobs created in the US since 2009 were in our footprint(1) Of all US light vehicle production is within our footprint(2) Of all U.S. population growth between 2009-2017 occurred within our footprint(3) Of all US port trade tonnage(4) traveling through ports in our footprint Of non-durable goods manufacturing occurs in our footprint(5) Of the total US GDP is within our footprint(5) 61% 50% 36% 43% 58% 49%

Regions receives top honors 7

Grow & Diversify Revenue Disciplined Expense Management Optimize & Effectively Deploy Regulatory Capital Leverage Simplify & Grow Leverage SM to grow customers and households and deepen existing relationships Prudently grow non- interest income Leverage Simplify & Grow Attractive ROA and Risk Adjusted Returns Return appropriate capital to shareholders Leverage Simplify & Grow Continuously focus on efficiency and effectiveness Generate positive operating leverage 8 Strategic initiatives supporting Company priorities

Net Interest Income and Asset Sensitivity 9

Increasing net interest income[1] and net interest margin

Adjusted net interest income[1][2] and adjusted net interest margin[2]



($ in millions)
$874
$881
$904
$921
$930
3.16%
3.25%
3.32%
3.36%
3.39%
3.04%
3.11%
3.22%
3.24%
3.28%
4Q16
1Q17
2Q17
3Q17
4Q17
Adjusted Net Interest Income and Other Financing Income (FTE)[2]
Adjusted Net Interest Margin (RF)[2]
Net Interest Margin (Peer Median)[3]

4Q17 Results and Outlook

- Adjusted net interest income[1][2] (FTE) increased $9 million or 1%, and the adjusted net interest margin[2] increased 3 bps
- Both margin and income benefited from higher market interest rates offset by full impact of 3Q17 debt issuance, and lower credit-related interest recoveries
- NIM continues to outperform and is 11 bps above the 4Q17 peer median
- Expect 1Q18 net interest income[1] (non-FTE) to grow modestly despite 2 fewer days in the quarter which reduces NII ~$10 million, but benefits NIM ~4 bps
- Expect 1Q18 NIM to expand modestly as the ~4 bps benefit from day count is effectively offset by the ~4 bps downward re-set resulting from tax reform

2018 Expectations: Adjusted net interest income and other financing income (non-FTE) growth of 3% - 5%

(1) Net interest income and other financing income
(2) Non-GAAP; see appendix for reconciliation
(3) Source: SNL Financial; Peer median includes BBT, CFG, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB, ZION

10

REGIONS

Interest rate risk exposure

(as of December 31, 2017)

- Naturally asset sensitive balance sheet poised to benefit from rising interest rates
  - 48% of loans are floating rate, including loan hedges[1]
  - $30B of net contractual floating rate exposure[1][2][3]
  - Middle and long-term sensitivity primarily driven by execution of fixed-rate lending strategies and reinvestment of fixed-rate securities; diminished impact from premium amortization unless rate levels decline substantially
  - Predominantly funded (~90%) by deposit franchise, comprised mostly of smaller account, consumer balances; 44% is fixed rate (non-interest bearing or time)
- Loan hedges[1] used at the margin to protect earnings under low rates, while allowing for NII to expand as rates rise
- Deposit betas were roughly 54% through the last cycle and 10% so far this cycle[4], both at the lower end of peers

Portfolio Compositions



Assets
Other 16%
Securities 20%
$124B
Loans 64%
Liabilities
Deposits 90%
$108B
Borrowings 8%
Other 2%
Loans(1)(2)
Fixed 52%
$80B
Floating 48%
Deposits
Non-Interest Bearing Checking 37%
Time 7%
$97B
IB Checking, Money Market & Savings 56%
Wholesale Borrowings(1)
Fixed 19%
$9B
Floating 81%

Contractual Floating Rate Exposure[1][2][3]



($ in billions)
$11.9B
$22.7B
$2.1B
FF/Prime
1M Libor
3M Libor
Assets
$5.2B
$1.9B
FF/Prime
1M Libor
3M Libor
Liabilities
$11.9B
$17.6B
$0.2B
FF/Prime
1M Libor
3M Libor
Net Exposure

1. Including balance sheet hedges ($6.825B receive fixed loan swaps, $2.85B received fixed debt swaps)
2. ARM mortgage loans are included as floating rate loans
3. Excluding deposits, which are primarily management priced
4. Last rising rate cycle measured from 2Q04 – 2Q07; current rising rate cycle measured from 3Q15 – 4Q17

11

REGIONS

12 Assumption Sensitivity Analysis (3)(4) ($ in millions) Standard Interest Rate Risk Scenario Assumptions Interest rate risk assumptions (as of December 31, 2017) (1) Growth expectations exclude the impact of third-party indirect-vehicle portfolio (2) Growth expectations exclude the impact of brokered and Wealth Institutional Services deposits (3) Impacts of stresses to standard shock scenario are applied independently; not cumulative (4) Including balance sheet hedges ($6.825B receive fixed loan swaps, $2.85B received fixed debt swaps) (5) Average deposit beta utilizes 4Q17 rates as a starting point 2018 Expectations: Adjusted net interest income and other financing income (non-FTE) growth of 3% - 5%

Deposit advantage

Expected to continue

Deposits by Customer Type[1]

(Retail vs. Business)

4Q17, ($ in billions)



Private Wealth[3]
$8
Institutional Trust[3]
$1
Consumer Segment
$57
$28
Corporate Segment
$3
Other Segment[3]

4Q17 vs. 3Q15 Change in Total Deposit Costs[2]



Peer #1 2bps
Peer #2 3bps
RF 6bps
Peer #3 8bps
Peer #4 9bps
Peer #5 11bps
Peer #6 12bps
Peer #7 14bps
Peer #8 14bps
Peer #9 14bps
Peer #10 17bps
Peer #11 20bps
Peer #12 21bps
Peer #13 22bps
Peer #14 27bps

- Retail deposits consist of consumer and private wealth accounts and represent 67% of total deposits
- Business deposits consist of corporate, institutional and other accounts and represent 33% of total deposits
- 38% of total average 4Q17 deposits are non-interest bearing deposits; 51% of which are retail deposits
- 62% of total average 4Q17 deposits are interest bearing deposits; 77% of which are retail deposits
- Approximately 43% of our consumer low-cost deposit dollars have been customers for over 10 years
- Low loan-to-deposit ratio of 83% at 12/31/2017

2018 Expectations: Full-year average deposits expected to grow in the low single digits, excluding brokered and Wealth Institutional Services deposits[3].

(1) Average Balances
(2) Source: SNL Financial; Peers includes BBT, CFG, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB and ZION.
(3) Private Wealth Management and Institutional Services deposits are combined into the Wealth Management Segment. Total Other segment deposits consists primarily of brokered deposits. A break-out of these components is provided in the Company's quarterly Earnings Supplement.

13

REGIONS

Deposit composition and pricing (as of December 31, 2017) • Regions' predominantly deposit funded balance sheet, which includes an attractive mix of low cost core deposits, provides for a competitive funding advantage against the peer set ◦ 90% of liability funding is comprised of deposits, the fourth highest in the peer group ◦ 38% of the deposit base is in non-interest bearing accounts, the third highest in the peer group • This advantage is evidenced in the current rising rate cycle (3Q15 to 4Q17) through Regions' 10% cumulative deposit beta versus the peer median of 19% Interest bearing deposit betas(1) Deposit funding composition(1)(2) (1) All peer data used is from the respective earnings report and has not been adjusted for M&A activity (2) Calculated using average balances in Q4 2017 Peers include: BBT, CFG, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB, ZION 14 Peer median = 19.2% Peer median = 3.0b ps Peer median = 86% Peer median = 27%

Fee Income and Efficiencies 15

16 Simplify and Grow: making it easier for customers to do business with us Why: • Industry undergoing a transformational change • Meeting customers' growing demand for an easier, faster, and more convenient way to conduct financial business How: • Remove internal silos and reduce friction • Simplify tasks that don't contribute to excellent customer experiences • Create the financial flexibility and capacity to invest in areas for growth Goal: • Achieve sustainable, long-term growth • Become more efficient and effective in our service delivery model as well as the products we offer • Appeal to the next generation of customer • Become easier to do business with, faster and more efficient

17 Simplify and Grow A three year journey Customer Journeys • Digitization • Loan process • Account opening • Streamline credit process; more digital; faster response • Making Banking Easier Revenue Growth • Faster launch of new initiatives • Advanced analytics to drive next best customer offers • Channel optimization • Digitization Organization Simplification • Spans and layers review • Organizational structure review • Streamline committees and decision making Efficiency Improvements • Robotics and artificial intelligence • Shared services • Branch and other facility consolidations • Outsourcing Engaged McKinsey & Company Initial efficiency and revenue review underway Details to be provided as they become known

Well-positioned for non-interest income growth

Non-interest income



($ in millions)
$522
$510
$525
$515
$555
10
173
103
103
59
31
43
168
104
109
56
32
41
6
169
104
108
60
38
40
9
175
103
108
53
35
32
13
171
106
110
63
56
36
4Q16
1Q17
2Q17
3Q17
4Q17
Mortgage income
Capital markets
Other
Wealth management income (2)
Card and ATM fees
Service charges on deposit accounts
Selected items (1)

4Q17 Results and Outlook

- Non-interest income increased $40 million or 8%; adjusted non-interest income increased $36 million or 7%
  - Record quarter for capital markets income up 60%, driven by higher M&A fees, loan syndication income and fees from placement of permanent financing for real estate customers
  - Mortgage production decreased seasonally 3%; income increased 13% due to elevated 3Q17 MSR and related hedge valuation adjustments that did not repeat at same level
  - Card & ATM fees increased 3% due to seasonally higher interchange income
  - 3Q17 results included $10 million of operating lease impairment charges which did not repeat

2018 Expectations: Full-year adjusted non-interest income expected to grow 3%-6%

(1) Non-GAAP; see appendix for reconciliation
(2) Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment

18

REGIONS

Consumer $1,116 Wealth $450 Corporate $467 (1) Excludes Other Segment information of $72 million in 2017 2017 Fee revenue by Segment(1) Diversified fee income ($ in millions) 19 • Service charges are expected to increase in 2018 consistent with growth in checking accounts and households • Card and ATM fee growth is expected to continue consistent with growth in active cards and increased transactions • Mortgage income expected to hold up in spite of lower refinancing volume due to predominance of purchase volume, expanded home loan direct channel, and support from recent servicing purchases Consumer Wealth • Growth in investment management and trust fees and investment services income was offset by a modest decline in insurance income ◦ Wealth management relationships increased 14% YoY ◦ Assets under management increased 18% YoY • Continued growth in wealth management relationships, AUM and improvement in equity markets are expected to contribute to 2018 income growth Corporate • Record 4Q17 capital markets income driven primarily by M&A advisory services, loan syndication income and fees generated from the the placement of permanent financing for real estate customers • Excluding M&A revenue which declined in 2017, other areas within capital markets experienced growth increasing 28% compared to the prior year

Non-interest expenses Prudently managing expenses 4Q16 1Q17 2Q17 3Q17 4Q17 877 872 899 880 901 22 $899 5 $877 10 $909 6 $886 51 $952 63.2% 62.7% 63.2% 61.7% 61.1% (1) Non-GAAP; see appendix for reconciliation ($ in millions) Selected Items(1)Adjusted Non-Interest Expense(1) 20 • Expenses increased $66 million or 7%; adjusted expenses(1) increased $21 million or 2% ◦ Salaries and Benefits increased $13 million primarily due to higher production-based incentives and health insurance costs ◦ Outside services increased $7 million or 17% reflecting costs from launch of new Regions Wealth Platform; increase will be offset by decreases in other expense categories, primarily salaries and benefits • 4Q17 efficiency ratio was 64.3%; adjusted efficiency ratio(1) improved 60 bps to 61.1% • 4Q17 effective tax rate was 39%; excluding revaluation adjustments effective tax rate would have been ~30% 4Q17 Results and Outlook 2018 Expectations: Full-year adjusted non-interest expense relatively stable Adjusted Efficiency Ratio(1)

Revenue and expense initiatives

Leveraging 2017 successes to boost 2018 efficiency

Non-Interest Income Initiatives

Solid core account growth in 2017:
- 1.5% checking account growth
- 2% Now banking account growth
- 7% active credit card growth
- 14% Wealth Management relationships

Investments in innovation
- Wealth Management Platform
- iTreasury Platform
- Enhanced Mobile App with card controls (Lock-it[SM]) and facial recognition log-in
- Fully digital consumer loan experience
- Zelle roll out 2Q18

Continued enhancement of capital markets
- Further integration of BlackArch Partners (M&A advisory services)
- Continued growth of core capital markets products and services

Contribution from First Sterling
- Low-income housing tax credit syndicator; finalization of tax reform should provide incremental revenue contribution

Non-Interest Expense Initiatives

Retail Network Strategy
- ~10% decline of branches last two years
- 4% decline of square footage
- Refinement of branch staffing model
- Future branch consolidations planned

Efficiency improvements
- Optimized digital account openings
- Universal digital loan applications
- Imaging capabilities
- Implementation of Agile methodology
- Artificial intelligence / Robotics
- eSignature
- System consolidations

Full-Year 2018 Expectations: Adjusted non-interest income expected to grow 3% - 6%; adjusted non-interest expense relatively stable; adjusted efficiency ratio <60%, adjusted operating leverage of 3%-5%, and effective tax rate in the 20-22% range

21

REGIONS

Balance Sheet 22

23 Average loans and leases Prudently managing loans Transitioning to growth ($ in billions) • Average Consumer lending increased $40 million ◦ Excluding third-party indirect-vehicle run-off, average consumer loans increased $223 million ◦ Solid growth in residential mortgage, indirect-other consumer, and consumer credit card partially offset by declines in home equity • Average Business lending decreased $102 million; increased approximately $500 million on an ending basis ◦ C&I loans grew $672 million on an ending basis; driven by specialized lending ◦ Owner-occupied CRE loans declined $94 million; reflecting slower pace of decline ◦ Investor Real Estate loans declined $101 million; growth in term mortgage offset by declines in construction loans • Total loans and leases ended year $424 million above 4Q17 average balance Ending loans and leases ($ in billions) Business Lending Consumer Lending 4Q16 1Q17 2Q17 3Q17 4Q17 49.1 49.0 49.0 48.3 48.1 31.5 $80.6 31.2 $80.2 31.1 $80.1 31.3 $79.6 31.4 $79.5 Business Lending Consumer Lending 4Q16 1Q17 2Q17 3Q17 4Q17 48.7 48.7 48.8 48.0 48.5 31.4 $80.1 31.2 $79.9 31.3 $80.1 31.4 $79.4 31.4 $79.9 4Q17 Results

4Q17 average loan composition Mortgage $14.0 Indirect-Vehicles $2.2 Indirect-Vehicles Third-Party $1.2 Indirect-Other $1.4 Home Equity $10.2 Credit Card $1.2 Other $1.2 Average consumer loans ($ in billions) 24 $31.4B Average business loans Commercial and industrial $35.7 CRE Mortgage - OO $6.2 CRE Construction - OO $0.3 IRE - Mortgage $4.0 IRE - Construction $1.9 $48.1B ($ in billions)

25 • Excluding indirect vehicle, 2017 growth outperformed industry averages across most consumer categories - expect that to continue in 2018 • Historically outperform Mortgage Bankers Association (MBA) outlook on loan growth due to favorable purchase vs. refinance mix • Consumer credit card growth aided by recent launch of secured cards • Indirect point-of-sale lending through GreenSky expected to continue; opportunities for additional partnerships • Unsecured direct lending growth expected through Avant partnering at Regions.com and pre-approved offers through online banking • Indirect vehicle lending will continue to benefit from growth in our dealer financial services, offset by continued run-off in the third party portfolio 2018 loan outlook • Momentum into 2018 as production and pipelines improved 2H17 • Specialized lending groups expected to drive growth • Reductions in energy and multi-family slowing; selectively adding new loans • Shared national credit recycling efforts substantially complete • Term investor real estate product gaining traction • Elevated loan payoffs and pay downs experienced in 2H17 have eased • Expanded digital platform team supporting small business • Piloting predictive analytics tools to improve effectiveness and efficiency • Expected losses from originations (2014 - current) are significantly better than historical levels 2018 Expectations: Excluding third-party indirect-vehicle portfolio, full-year average loans expected to grow in the low single digits; Full-year expected decline in average third-party indirect-vehicle ~ $700 million Business lending Consumer lending

Solid deposit mix

Average deposits by type


($ in billions)
$98.5
$98.0
$97.5
$96.9
$97.1
7.5
7.2
7.0
7.0
7.0
91.0
90.8
90.5
89.9
90.1
4Q16
1Q17
2Q17
3Q17
4Q17
Low-cost deposits
Time deposits + Other

Average deposits by segment


($ in billions)
$98.5
$98.0
$97.5
$96.9
$97.1
4.0
3.6
3.3
3.0
2.6
10.2
10.0
9.5
9.3
9.2
28.7
28.2
27.6
27.6
28.4
55.6
56.2
57.1
57.0
56.9
4Q16
1Q17
2Q17
3Q17
4Q17
Consumer Bank
Corporate Bank
Wealth Management(1)
Other(2)

4Q17 Results and Outlook

- Continued deliberate strategy to optimize deposit mix:
  - Average Wealth Management deposits decreased $106 million; strategic reduction of certain collateralized deposits
  - Average Other deposits declined $393 million; strategic reduction of retail brokered sweep deposits
- Average Consumer deposits decreased $59 million
- Average Corporate deposits seasonal increase of $755 million
- Deposit costs remained low at 17 basis points
- Funding costs remained low at 38 basis points

2018 Expectations: Full-year average deposits are expected to grow in the low single digits, excluding brokered and Wealth Institutional Services deposits

26

(1) Wealth Management segment deposits include Private Wealth Management and Institutional Services deposits. A break-out of these components is provided in the Company's quarterly Earning Supplement.
(2) Other deposits consist primarily of brokered deposits.

REGIONS

Securities portfolio 27 • Portfolio is managed within the construct of the overall balance sheet and risk management process • Expected to perform well in a variety of economic environments • Supportive of both regulatory and market liquidity objectives • Selective when purchasing MBS - choose loan characteristics that offer prepayment protection while preserving upside in rising rate scenario • Supplement MBS with bullet like assets such as Agency & Non-Agency CMBS and Investment Grade Corporate Bonds • ~4.3yr duration with relatively modest extension risk from current levels Agency/UST 1% Agency MBS 74% Agency CMBS 17% Non-agency CMBS 3% Corporate Bonds 4% Other Credit Related 1% (1) Includes both AFS and HTM securities at 12/31/2017 Securities Portfolio Composition(1) ($ in millions) $25.5B

Historical Debt Profile Unsecured Secured (FHLB) Total Debt as a % of Assets 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 3.16 $3.16 2.31 3.06 3.06 3.55 4.15 3.50 3.50 3.50 3.50 4.50 4.50 3.00 $5.31 4.25 $7.31 5.25 $8.31 4.25 $7.80 4.75 $8.90 2.50 $6.00 4.25 $7.75 2.50 $6.00 3.85 $7.35 2.20 $6.70 4.15 $8.65 2.58% 4.35% 5.85% 6.58% 6.21% 7.04% 4.79% 6.14% 4.81% 5.89% 5.42% 6.94% Balance sheet optimization • Regions actively manages its debt profile in response to balance sheet changes and growth dynamics • Actions include issuances and tender offers for unsecured issuances as well as active management of FHLB advance portfolio • During 2017, issued $1 billion of 2.75% senior notes • At 12/31/17, weighted average interest rate for FHLB advances was 1.4% and weighted average of remaining maturities of 0.8 years • In 1Q18, Regions issued $900 million of senior unsecured bank notes ◦ reduces FDIC assessment expense ◦ improves diversified funding base 28 Note: Balances exclude valuation adjustments on hedged long-term debt and capital lease obligations. ($ in billions)

Credit 29

Stable asset quality

Net charge-offs and ratio

($ in millions)



$83
$100
$68
$76
$63
0.41%
0.51%
0.34%
0.38%
0.31%
4Q16
1Q17
2Q17
3Q17
4Q17
Net Charge-Offs
Net Charge-Offs ratio

NPLs and coverage ratio(1)

($ in millions)



$995
$1,004
$823
$760
$650
110%
106%
127%
137%
144%
4Q16
1Q17
2Q17
3Q17
4Q17
NPLs
Coverage Ratio

Criticized Business Loans

($ in millions)



$3,612
$3,538
$3,280
$2,962
$2,456
1,206
1,143
1,162
941
1,007
2,406
2,395
2,118
2,021
1,449
4Q16
1Q17
2Q17
3Q17
4Q17
Classified
Special Mention

4Q17 Results and Outlook

- Broad-based asset quality improvement; non-performing loans, criticized, and troubled debt restructured loans all declined
- Negative provision of $44 million resulting in $107 million decrease in allowance for loan losses
- NPLs(1) decreased $110 million or 14%, representing 0.81% of loans outstanding, representing the lowest level in over 10 years
- Criticized Business loans decreased 17% and troubled debt restructured loans decreased 13%
- Net charge-offs decreased $13 million or 17%, representing 31 bps of average loans; full-year net-charge offs were 38 bps of average loans

2018 Expectations: Net charge-offs of 35-50 bps; based on recent performance and current market conditions, expect to be at the lower end of the range

(1) Excludes loans held for sale

30

REGIONS

31 Significant improvement in asset quality Net Charge-Offs Non-Performing Loans 4Q 10 4Q 11 4Q 12 4Q 13 4Q 14 4Q 15 4Q 16 4Q 17 $682 $63 $3,160 $650 Net Charge-Offs and NPLs(1) have significantly improved (1) Excludes loans held for sale Source: SNL Financial; Peers includes BBT, CFG, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB and ZION. YoY Reduction in NPLs(1) to Total Loans Peer #1 RF Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 57bps 43bps 41bps 37bps 28bps 24bps 18bps 18bps 14bps 14bps 14bps 12bps 12bps 10bps 1bps ($ in millions)

Capital and Liquidity 32

Solid liquidity • Regions has a strong, core funded balance sheet resulting in a low loan- to-deposit ratio • Future debt maturities are manageable and allow for efficient re-financing • Regions’ liquidity policy requires that the holding company maintain at least 18 months coverage of maturities, debt service and other cash needs • Management targets 24 months coverage • Bank wholesale funding requirements will be largely dictated by the relative performance of loan and deposit growth (1) Based on ending balances33 Loan-to-deposit ratio(1) 4Q16 1Q17 2Q17 3Q17 4Q17 81% 80% 82% 81% 83%

Strong capital levels 34 Basel III Common Equity Tier 1 Ratio(1) Peer #1 Peer #2 RF Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 12.1 11.6 11.1 11.1 10.9 10.6 10.4 10.1 10.1 10.0 10.0 9.9 9.8 9.3 8.7 Capital Priorities Note: Regions’ and peer CET1 ratios are as of 12/31/17. Peers includes BBT, CFG, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB and ZION. Source: SNL Financial (1) RF's Basel III Common Equity Tier 1 ratio includes the add back of approximately 10 bps previously reduced as a result of tax reform.

Capital Returned to Shareholders Dividends Share Repurchases 2014 2015 2016 2017 247 304 318 370 256 $503 623 $927 839 $1,157 1,275 $1,645 Robust capital returns (1) Includes fees associated with open market share repurchases.35 • Remain committed to target CET1 ratio of 9.5% based on current risk in our balance sheet • Received no objection to planned CCAR capital actions; Board authorized share repurchase program up to $1.47 billion, and a 29% increase in quarterly common stock dividend • Repurchased $1 billion or 65.7 million shares of common stock in the second half of 2017, and declared $208 million in dividends to common shareholders • Sufficient capital to support organic growth, strategic investments, and a robust return to shareholders ($ in millions) (1)

Solid total shareholder returns Source: Bloomberg Note: Total shareholder return data as of 2/14/2018 Peers include BBT, CFG (Publicly traded as of 2015), CMA, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB, FHN and ZION 36 1 Year Peer #1 Peer #2 RF Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 37.2 28.2 27.8 23.4 23.0 22.3 20.3 19.4 17.5 16.3 16.0 15.4 14.6 3.6 (1.6) 3 Year Peer #1 RF Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 121.0 118.3 113.6 95.2 90.2 86.4 86.1 83.2 80.5 65.3 60.5 60.4 56.0 43.2 31.6 5 Year Peer #1 Peer #2 Peer #3 RF Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Peer #14 200.3 181.3 177.7 170.2 168.3 149.9 148.2 133.6 130.5 107.3 105.6 98.5 96.3 82.8 —

Long-term Targets and 2018 Expectations 37

38 Asset Sensitivity Significant funding advantage driven by low-cost deposit base, accretive fixed-rate reinvestments Stable Asset Quality Broad-based credit metric improvements, ample reserves for hurricane and energy losses Capital Return Capital sufficient for organic growth, strategic opportunities, robust shareholder returns Efficiency Opportunities Identify and execute additional opportunities to increase revenues and reduce expenses Lowest NPLs in 10 years $1.6B Returned to shareholders in 2017 Managing for long-term performance Opportunities to drive growth and efficiencies

Long-term targets and 2018 expectations • Adjusted ROATCE of 14 to 16%(1)(2) • Full-year average loans are expected to grow in the low single digits, excluding impact of third- party indirect-vehicle portfolio • Full-year average deposits are expected to grow in the low single digits, excluding brokered and Wealth Institutional Services deposits(3) • Adjusted operating leverage of approximately 3% - 5%(1) – Adjusted net interest income and other financing income (non-FTE) growth of 3% - 5%(1) – Adjusted non-interest income growth of 3% - 6%(1) – Adjusted non-interest expenses relatively stable(1) – Adjusted efficiency ratio < 60%(1) • Effective income tax rate of 20-22% • Net charge-offs of 35-50 bps(4) (1) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in attached appendix or previous filings with the SEC. (2) This long-term target has been updated to reflect the impact of corporate income tax reform. (3) Private Wealth Management and Institutional Services deposits are combined into the Wealth Management Segment. Total Other segment deposits consists primarily of brokered deposits. A break-out of these components is provided in the Company's quarterly Earnings Supplement. (4) Based on recent performance and current market conditions, we expect to be at the lower end of the range. 2018 Expectations 39

40 Long-term financial targets Three Pillars of Execution 2016 - 2018 long-term expected results 2017 Results 2016 Results Adjusted efficiency ratio of <60%(1) Adjusted ROATCE 14-16%(1)(2) Adjusted EPS growth of 12-15% (CAGR)(1) Adjusted ROATCE 9.9%(1) Adjusted efficiency ratio of 63.3%(1) Adjusted EPS growth of 17.1% (CAGR)(1) Adjusted ROATCE 11.7%(1) Adjusted efficiency ratio of 62.2%(1) Adjusted EPS growth of 18.7% (CAGR)(1) (1) Non-GAAP; see appendix for reconciliation of prior period amounts. The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in attached appendix or previous filings with the SEC. (2) Adjusted ROATCE target was reset from 12-14% to 14-16% for 2018 as a result of tax reform.

Non-GAAP and Forward Looking Statements 41

Non-GAAP reconciliation: Total revenue, non-interest expense, net interest margin and efficiency ratio

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. Management uses this ratio to monitor performance and believes this measure provides meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the efficiency ratio. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

($ amounts in millions)		Quarter Ended 12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	4Q17 vs. 3Q17		4Q17 vs. 4Q16	
Non-interest expense (GAAP)	A	$ 952	$ 886	$ 909	$ 877	$ 899	$ 66	7.4 %	$ 53	5.9 %
Adjustments:										
Contribution to Regions' charitable foundation associated with tax reform		(40)	—	—	—	—	(40)	NM	(40)	NM
Branch consolidation, property and equipment charges		(9)	(5)	(7)	(1)	(17)	(4)	80.0 %	8	(47.1)%
Salary and employee benefits—severance charges		(2)	(1)	(3)	(4)	(5)	(1)	100.0 %	3	(60.0)%
Adjusted non-interest expense (non-GAAP)	B	$ 901	$ 880	$ 899	$ 872	$ 877	$ 21	2.4 %	$ 24	2.7 %
Net interest income and other financing income (GAAP)		$ 901	$ 898	$ 882	$ 859	$ 853	$ 3	0.3 %	$ 48	5.6 %
Taxable-equivalent adjustment		23	23	22	22	21	—	— %	2	9.5 %
Net interest income and other financing income, taxable-equivalent basis	C	$ 924	$ 921	$ 904	$ 881	$ 874	$ 3	0.3 %	$ 50	5.7 %
Reduction in leveraged lease interest income resulting from tax reform		6	—	—	—	—	6	NM	6	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	D	$ 930	$ 921	$ 904	$ 881	$ 874	$ 9	1.0 %	$ 56	6.4 %
Net interest margin (GAAP)[1]		3.37%	3.36%	3.32%	3.25%	3.16%				
Reduction in leveraged lease interest income resulting from tax reform		0.02	—	—	—	—				
Adjusted net interest margin (non-GAAP)		3.39%	3.36%	3.32%	3.25%	3.16%				
Non-interest income (GAAP)	E	$ 555	$ 515	$ 525	$ 510	$ 522	$ 40	7.8 %	$ 33	6.3 %
Adjustments:										
Securities (gains) losses, net		(13)	(8)	(1)	—	(5)	(5)	62.5 %	(8)	160.0 %
Leveraged lease termination gains, net		—	(1)	—	—	—	1	(100.0)%	—	NM
Gain on sale of affordable housing residential mortgage loans		—	—	(5)	—	(5)	—	NM	5	(100.0)%
Adjusted non-interest income (non-GAAP)	F	$ 542	$ 506	$ 519	$ 510	$ 512	$ 36	7.1 %	$ 30	5.9 %
Total revenue, taxable-equivalent basis	C+E=G	$ 1,479	$ 1,436	$ 1,429	$ 1,391	$ 1,396	$ 43	3.0 %	$ 83	5.9 %
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=H	$ 1,472	$ 1,427	$ 1,423	$ 1,391	$ 1,386	$ 45	3.2 %	$ 86	6.2 %
Efficiency ratio (GAAP)	A/G	64.3%	61.7%	63.6%	63.1%	64.4%				
Adjusted efficiency ratio (non-GAAP)	B/H	61.1%	61.7%	63.2%	62.7%	63.2%				
Fee income ratio (GAAP)	E/G	37.5%	35.8%	36.8%	36.7%	37.4%				
Adjusted fee income ratio (non-GAAP)	F/H	36.8%	35.4%	36.5%	36.6%	36.9%				

NM - Not Meaningful

42

REGIONS

Non-GAAP reconciliation continued: Total revenue, non-interest expense, net interest margin and efficiency ratio

		Year Ended December 31			
($ amounts in millions)		2017	2016	2017 vs. 2016	
Non-interest expense (GAAP)	I	$ 3,624	$ 3,617	$ 7	0.2 %
Adjustments:					
Contribution to Regions' charitable foundation associated with tax reform		(40)	—	(40)	NM
Professional, legal and regulatory expenses		—	(3)	3	(100.0)%
Branch consolidation, property and equipment charges		(22)	(58)	36	(62.1)%
Loss on early extinguishment of debt		—	(14)	14	(100.0)%
Salary and employee benefits—severance charges		(10)	(21)	11	(52.4)%
Adjusted non-interest expense (non-GAAP)	J	$ 3,552	$ 3,521	$ 31	0.9 %
Net interest income and other financing income (GAAP)		$ 3,540	$ 3,398	$ 142	4.2 %
Taxable-equivalent adjustment		90	84	6	7.1 %
Net interest income and other financing income, taxable-equivalent basis	K	$ 3,630	$ 3,482	$ 148	4.3 %
Reduction in leveraged lease interest income resulting from tax reform		6	—	6	NM
Adjusted net interest income and other financing income, taxable equivalent basis (non-GAAP)	L	$ 3,636	$ 3,482	$ 154	4.4 %
Net interest margin (GAAP)		3.32%	3.14%		
Reduction in leveraged lease interest income resulting from tax reform		0.01	—		
Adjusted net interest margin (non-GAAP)		3.33%	3.14%		
Non-interest income (GAAP)	M	$ 2,105	$ 2,153	$ (48)	(2.2)%
Adjustments:					
Securities (gains) losses, net		(22)	(6)	(16)	266.7 %
Insurance proceeds		—	(50)	50	(100.0)%
Leveraged lease termination gains, net		(1)	(8)	7	(87.5)%
Gain on sale of affordable housing residential mortgage loans		(5)	(5)	—	— %
Adjusted non-interest income (non-GAAP)	N	$ 2,077	$ 2,084	$ (7)	(0.3)%
Total revenue, taxable-equivalent basis	K+M=O	$ 5,735	$ 5,635	$ 100	1.8 %
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	L+N=P	$ 5,713	$ 5,566	$ 147	2.6 %
Operating leverage ratio (GAAP)	O-I				1.6 %
Adjusted operating leverage ratio (non-GAAP)	P-J				1.8 %
Efficiency ratio (GAAP)	I/O	63.2%	64.2%		
Adjusted efficiency ratio (non-GAAP)	J/P	62.2%	63.3%		
Fee income ratio (GAAP)	M/O	36.7%	38.2%		
Adjusted fee income ratio (non-GAAP)	N/P	36.4%	37.5%		

NM - Not Meaningful

43

REGIONS

Non-GAAP reconciliation: YTD return on average tangible stockholders' equity and earnings per common share from continuing operations

The tables below present computations of "adjusted net income from continuing operations available to common shareholders," "adjusted return on average tangible common stockholders' equity" and "adjusted earnings per common share from continuing operations," which exclude certain significant items that are included in the financial results presented in accordance with GAAP. Management believes these measures provide a meaningful base for period-to-period comparisons, and will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. These non-GAAP measures also provide analysts and investors certain metrics regarding the progress of the Company in comparison to long-term expected results previously communicated.

($ amounts in millions)		Year ended December 31				
		2017	2016	2015	2017 vs. 2015	2016 vs. 2015
ADJUSTED RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY						
Net income from continuing operations available to common shareholders (GAAP)	A	$ 1,193	$ 1,094	$ 1,011	18.0 %	8.2 %
Total net adjustments to net-interest income and other financing income[1]		6	—	—	— %	— %
Total net adjustments to non-interest income[1]		(28)	(69)	(128)	(78.1)%	(46.1)%
Total net adjustments to non-interest expense[1]		72	96	153	(52.9)%	(37.3)%
Income tax adjustment[2]		33	(2)	(28)	(217.9)%	(92.9)%
Adjusted net income from continuing operations available to common shareholders (non-GAAP)	B	$ 1,276	$ 1,119	$ 1,008	26.0 %	11.0 %
Average stockholders' equity (GAAP)		$ 16,665	$ 17,126	$ 16,916	(1.5)%	1.2 %
Less: Average intangible assets (GAAP)		5,103	5,125	5,099	0.1 %	0.5 %
Average deferred tax liability related to intangibles (GAAP)		(148)	(162)	(170)	(12.9)%	(4.7)%
Average preferred stock (GAAP)		820	820	848	(3.3)%	(3.3)%
Average tangible common stockholders' equity (non-GAAP)	C	$ 10,890	$ 11,343	$ 11,139	(2.2)%	1.8 %
Return on average tangible common stockholders' equity (non-GAAP)[3]	A/C	10.95%	9.65%	9.07%		
Adjusted return on average tangible common stockholders' equity (non-GAAP)[3]	B/C	11.71%	9.87%	9.04%		
ADJUSTED EARNINGS PER COMMMON SHARE						
Weighted average number of shares outstanding (diluted)	D	1,198	1,261	1,334		
Earnings per common share from continuing operations (GAAP)	A/D	$ 1.00	$ 0.87	$ 0.76	14.7 %	14.5 %
Adjusted earnings per common share from continuing operations (non-GAAP)	B/D	$ 1.07	$ 0.89	$ 0.76	18.7 %	17.1 %

(1) Refer to the non-GAAP reconciliation in Regions' Annual Report on Form 10-K for the year ended December 31, 2016, and Current Report on Form 8-K dated January 19,2018, as filed with the SEC.
(2) The computation of the income tax impact for adjusted items is based on 38.5%, comprised of the statutory federal rate of 35%, adjusted for applicable state income taxes, net of the related federal tax benefit. The tax adjustment also includes the tax impact from leveraged lease termination gains. The 2017 period also includes $52 million associated with tax reform.
(3) On a continuing operations basis.

44

Forward-looking statements 45 Forward-Looking Statements This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, adverse consequences related to tax reform, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

Forward-looking statements continued 46 • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives. • The success of our marketing efforts in attracting and retaining customers. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • The risks and uncertainties related to our acquisition and integration of other companies. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation. • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results. • Other risks identified from time to time in reports that we file with the SEC. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10- K for the year ended December 31, 2016, as filed with the SEC. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.

® 47